August 22, 2024

BNY MELLON FAMILY OF FUNDS

Supplement to Current Prospectus of Funds Offering Class A Shares

Effective September 3, 2024, the following information supplements and supersedes any contrary information contained in the section of the fund's Prospectus entitled "Appendix — Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries":

Edward Jones

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

•	Shares purchased from the proceeds of redeemed shares of a fund in the BNY Mellon Family of Funds, provided that (1) the proceeds are from the redemption of shares within 60 days of the purchase, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met ("Right of Reinstatement"):
o	the redemption and repurchase occur in the same account.
o	the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

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BNYM-CAF-S0824